Exhibit 99.1

       APAC Customer Services Selected to Provide Customer Care Solutions
                            to The McClatchy Company

       Multi-Year Contract with Leading Newspaper Company Reflects APAC's
                        Expertise in Publishing Vertical

     DEERFIELD, Ill.--(BUSINESS WIRE)--July 31, 2007--APAC Customer Services, Inc. (NASDAQ: APAC) announced today that it has entered into an agreement to provide circulation customer services to The McClatchy Company's newspapers.

     During the multi-year agreement, APAC will provide a comprehensive suite of services to handle inbound circulation customer service calls, including subscriber retention, subscriptions, delivery services and billing inquiries.

     McClatchy is the third largest newspaper company in the United States, with 31 daily newspapers and 50 non-dailies, and has the leading local website in each of its daily newspaper markets.

     Frank Whittaker, a McClatchy Vice President of Operations, said the partnership with APAC was reached after a several-months review of companies that specialize in providing phone services for customers.

     "We chose APAC for its quality service in handling customers' calls and for its extensive experience in the newspaper industry," said Whittaker. "Our customers will benefit from their expertise."

     In addition to newspapers, APAC provides customer care services to the health care, financial services, business services, communications and travel and hospitality industries.

     James McClenahan, APAC's Senior Vice President, Sales and Marketing, said McClatchy is an ideal partner. "We are proud that McClatchy has chosen APAC to manage one of its most important assets - its subscribers," said McClenahan. "Our partnership is further testimony to the reputation for high-quality customer service that APAC has established in the publishing arena."

     About APAC Customer Services, Inc.

     APAC Customer Services, Inc. (Nasdaq: APAC) is a leading provider of customer care services and solutions for market leaders in healthcare, financial services, business services, publishing, communications and travel and entertainment industries. APAC partners with its clients to deliver custom solutions that enhance bottom line performance. For more information, call 1-800-OUTSOURCE. APAC's comprehensive web site is at http://www.apaccustomerservices.com.

     Forward-Looking Statements

     This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally forward looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors that can cause actual events and results to differ materially from historic results or those projected. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

     Reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and its subsequent filing on Form 10-Q for the fiscal quarter ended April 1, 2007. These filings are available on a web site maintained by the SEC at http://www.sec.gov.


     CONTACT: APAC Customer Services, Inc.
              George H. Hepburn III, CFO, 847-374-4995
              GHHepburn@apacmail.com
              or
              APAC Investor Relations:
              Lippert/Heilshorn & Associates
              Jody Burfening/Harriet Fried
              212-838-3777
              HFried@lhai.com